Exhibit 10.107

TRANSAMERICA RETIREMENT SOLUTIONS CORPORATION

NONQUALIFIED DEFERRED COMPENSATION

ADOPTION AGREEMENT FOR

Smith & Wesson Holding Corporation

This Adoption Agreement is to be used in conjunction with the

Transamerica Retirement Solutions Corporation

Nonqualified Deferred Compensation Plan Document

This Adoption Agreement is an important legal document. You should consult with your attorney on whether or not it accommodates your particular situation, and on its tax and legal implications. Transamerica Retirement Solutions Corporation (“TRSC”) does not and cannot provide legal or tax advice. The Plan Document and Adoption Agreement are intended purely as specimen documents for use by you and your attorney. TRSC can give no assurances that any Employer’s Nonqualified Deferred Compensation arrangements will meet all applicable Internal Revenue Service (“IRS”) and Department of Labor (“DOL”) requirements.

Account Number:

Account Number:

Introduction

In completing this Adoption Agreement, as in connection with other matters related to this Plan, it is strongly recommended that you consult with your attorney or other tax advisor. This is especially true because if the Plan is not operated in accordance with the terms of the Plan and the options elected in this Adoption Agreement, additional taxes, penalties, and interest under section 409A of the Internal Revenue Code (the “Code”) may result.

Transamerica Retirement Solutions Corporation does not and cannot provide legal or tax advice. The Adoption Agreement and the related Plan document (the “Plan”) are not prototypes and have not been reviewed or approved by the IRS. They are intended purely as sample documents for use by your attorney in preparing your nonqualified deferred compensation plan.

The Plan is a broad document which allows a participating Employer a number of choices and options. Any capitalized terms used in this document have the meaning as set forth in the Plan Document, unless otherwise indicated. These choices and options are illustrated in this Adoption Agreement; provisions of the Plan which allow no options are not included in the Adoption Agreement. This does not necessarily mean that other alternatives are not legally permissible, but TRSC may not be able to administer such other alternatives. This Adoption Agreement states the provisions specific to your particular Plan.

Account Number:

Part I – General Information

1.	Sponsoring Employer (Article 2.22 of the Plan).

(a) Name of Employer:	Smith & Wesson Holding Corporation (as Sponsoring Employer)
Smith & Wesson Corp. (as Participating Employer)

(b) Address of Employer:	2100 Roosevelt Avenue

Springfield, MA 01102-2208

(c) Federal Tax ID Number of Employer:	87-0543688

(d) Contact Phone Number:	(413) 781-8300

(e) Publicly Traded Company (check one):

☐	(i) No.

☒	(ii) Yes. (Note: For Key Employees, distributions may not be made before the date which is six months after Separation from Service (or if earlier, after the date of death).)

(f)	If a Publicly Traded Company, enter Key Employee identification date (complete, if applicable):

☒	(i) December 31.

☐	(ii) Other .

(g)	If a Publicly Traded Company, enter Key Employee effective date (complete, if applicable):

☒	(i) April 1 following the identification date.

☐	(ii) Other December 31

2.	Plan Administrator (if not Sponsoring Employer) (Article 9.1 of the Plan).

(a)	Name of Plan Administrator:

(b)	Address of Plan Administrator:

Account Number:

(c)	Contact Phone Number:

Part II – Plan Data

3.	Name of Plan(s). (Articles 2.2, 2.38, and 2.41 of the Plan).

(a)	The name of this Plan is (provide name):

Smith & Wesson Nonqualified Supplemental Deferred Compensation Plan

4.	New Plan or Amendment, Restatement, and Continuation of a Prior Plan. This Plan is (check one):

☒	(a)	A new plan.

☐	(b)	An amendment, restatement, and continuation of a plan in existence as of October 3, 2004 and applies only to deferred compensation earned or vested after 2004. (There are no material modifications of pre-2005 deferred compensation.)*

☐	(c)	An amendment, restatement, and continuation of a plan in existence as of October 3, 2004, and applies to all contributions regardless of when made, earned or vested. (There are material modifications of pre-2005 deferred compensation.)

*Caution:

If this is an amendment, restatement, and continuation of an existing plan, the Employer is responsible for ensuring that the amendment and restatement does not result in a “material modification” (within the meaning of Code section 409A and regulations thereunder) of any Grandfathered Amount and that any amendment does not cause a revocation of elections, acceleration of distributions or other event not permissible under Code section 409A and the regulations thereunder.

5.	Effective Date (Article 2.17 of the Plan).

(check one and provide information required by section (a) or (b), as applicable):

☒	(a) For new plans:

The Effective Date of the Plan is (provide date) March 1, 2014.

6.	Plan Year (Article 2.40 of the Plan).

Account Number:

The Plan Year is (a twelve month period – e.g., January 1– December 31) January 1 through December 31

7.	Plan Covers:

This Plan shall cover the following (check one):

☒ (a)	Employees at the level of vice president or above, as selected by the Employer, and other eligible “top hat” level Employees, as selected by the Employer.

☐ (b)	Directors, as selected by the Employer.*

☐ (c)	Other* .

*

Note: when checked, references to the terms “Employer” and “Eligible Employee” are substituted for the terms “Company” and “Eligible ☐ Director ☐ Other “            , in the Adoption Agreement and Plan, respectively.

8.	Type of Plan.

This Plan shall be (check one):

☐ (a)

An Evergreen Plan under which the Employer establishes and maintains a Participant’s Account, which may have sub-accounts depending on the Employer’s election, on behalf of each Eligible Employee which include, if applicable, but are not limited to a (1) Salary Reduction Contribution Account, (2) Performance-Based Compensation Account, (3) Matching Contribution Account, and (4) Nonelective Employer Contribution Account to which (1) Salary Reduction Contributions, (2) Performance-Based Compensation, (3) Matching Contributions and (4) Nonelective Employer Contributions shall be credited.

☒ (b)

A Calendar Year Plan under which the Employer establishes and maintains a Participant’s Account on behalf of each Eligible Employee’s Annual Sub-Account(s) which include, if applicable, but are not limited to a (1) Salary Reduction Contribution Account, (2) Performance-Based Compensation Account, (3) Matching Contribution Account, and (4) Nonelective Employer Contribution Account to which (1) Salary Reduction Contributions, (2) Performance-Based Compensation, (3) Matching Contributions and (4) Nonelective Employer Contributions shall be credited to each respective Annual Sub-Account.

Distribution Election Method (check one if 8(b) above is selected):

☒ (i)	Annual Election—A Participant must make a new Distribution Election each Taxable Year for future contributions to the Annual Sub-Account for the next year.

Account Number:

☐ (ii)

Carry Forward Election—A Participant’s Distribution Election will remain in place from year to year for future contributions to the Annual Sub-Account until such time as the Participant modifies or cancels the Distribution Election in accordance with the terms of the Plan.

Part III – Compensation

9.	Compensation (Articles 2.11 and 2.35 of the Plan).

(a)	Compensation shall exclude the item(s) listed below for purposes of determining (complete, if applicable):

(i)	Salary Reduction Contributions:

☐ (1)	No exclusions.

☐ (2)	Bonus (e.g., Non-Performance Based Compensation).

☐ (3)	Compensation ☐ in excess of ☐ at or below Code section 401(a)(17) Compensation.

☐ (4)	Commissions.

☐ (5)	Overtime Pay.

☐ (6)	Performance-Based Compensation (see Section 10.(d) for separate election).

☐ (7)	Severance Pay.

☒ (8)

Other: All items of Compensation other than the Participant’s (i) annualized gross rate of base salary payable before deductions of any kind whatsoever (“Base Salary”), and (ii) annual performance-based cash incentive compensation (“Bonus”) shall be excluded.

(ii)	Nonelective Contributions:

☐ (1)	No exclusions.

☐ (2)	Bonus.

☐ (3)	Compensation ☐ in excess of ☐ at or below Code section 401(a)(17) Compensation.

☐ (4)	Commissions.

☐ (5)	Overtime Pay.

Account Number:

☐ (6)	Performance-Based Compensation.

☐ (7)	Severance Pay.

☒ (8)

Other: All items of Compensation excluded from the definition of compensation used in the Smith & Wesson Corp. Profit Sharing and Investment Plan (the “Employer’s 401(k) Plan”) for purposes of allocating non-elective contributions (other than matching contributions) shall be excluded (it being understood that the same definition of compensation will be used in this Plan as is used in the Employer’s 401(k) Plan for purposes of determining non-elective contributions, as applicable).

Part IV – Elections to Defer Compensation

10.	Salary Reduction Contributions (Article 4.1 of the Plan).

(a)

Compensation below includes Performance-Based Compensation unless excluded in Compensation or a separate deferral election is permitted in (d) below. A Participant may enter into a Deferral Agreement to make the following (complete, if applicable):

☒ (i)	A Salary Reduction Contribution of Base Salary in one (1) percent increments from a minimum of 1% up to a maximum of 50% of Compensation.

☒ (ii)

An additional Salary Reduction Contribution from Base Salary equal to the dollar amount of refunds payable in the Plan Year due to a failed Actual Deferral Percentage non-discrimination test in the Employer’s 401(k) Plan will automatically be deferred on the Participant’s behalf pursuant to a deemed and recurring election.

☐ (iii)	Once a Participant reaches the deferral limit under the 401(k) Plan, a Salary Reduction Contribution in one (1) percent increments from a minimum of % up to a maximum of % Compensation.

☐ (iv)	A Salary Reduction Contribution up to a maximum deferral of (check one, if applicable):

☐ (1)	the Calendar Year Code section 402(g) limit.

☐ (2)	an amount that, when combined with the 401(k) deferrals made to the 401(k) Plan, does not exceed the section 402(g) limit.

☐ (3)	$ .

Account Number:

(b)	A Participant may enter into a separate Deferral Agreement to make a Bonus election (complete, if applicable):

☐ (i)	Not applicable.

☒ (ii)

The Bonuses paid by the Employer are included in the definition of Compensation and the Employer permits a Participant to enter into a separate Deferral Agreement to make a Salary Reduction Contribution in one (1) percent increments from a minimum of 1% up to a maximum of 100% of Bonuses.

(c)

An Employer may allow a Participant’s Deferral Agreement to remain in place from year to year, so long as the Deferral Agreement becomes irrevocable by the end of the Election Period preceding the Taxable Year in which Compensation subject to the Deferral Agreement is earned. The Employer will define each year the designated Election Period. As specified below, a Deferral Agreement will be made (check one, if 10(a) or (b) above is applicable):

☒ (i)	Each Taxable Year (annual deferral election), including any delayed election period as may othewise be permitted under Treasury Regulation Section 1.409A-2(a)(8).

☐ (ii)

As of the last day of the Election Period preceding the Plan Year In which Compensation subject to the Deferral Agreement is earned, until such time as the Participant modifies or terminates the automatic Deferral Agreement for future Plan Years by notifying the Plan Administrator (carry forward deferral election).

(d)	Performance-Based Compensation Contributions (Article 4.3 of the Plan).

(i)	Performance-Based Compensation (i.e., Bonuses) may be deferred under the Plan in a separate Performance-Based Compensation Deferral Election (complete, if applicable):

☐    (1)     Not applicable.

☐    (2)     In one (1) percent increments from a minimum of         % up to a maximum of        .

(ii)	A Participant must enter into a Deferral Agreement with respect to Performance-Based Compensation Contributions (check one, if 10(d)(i)(2) above is applicable):

☐    (1)     During the same Election Period that is applicable for Salary Reduction Contributions.

Account Number:

☐ (2)	By the date that is at least six months before the end of the performance period described in Plan Article 4.3(b).

(iii)

An Employer may allow a Participant’s Deferral Agreement with respect to Performance-Based Compensation Contributions to remain in place from year to year, so long as such Deferral Agreement becomes irrevocable by the end of the Election Period preceding the Taxable Year in which Compensation subject to the Deferral Agreement is earned. The Employer will define each year the designated Election Period. As specified below, a Deferral Agreement will be made (check one, if 10(d)(i) above is applicable):

☐ (1)	Each Taxable Year (annual deferral election).

☐ (2)

As of the last day of the Election Period preceding the Taxable Year in which Compensation subject to the Deferral Agreement is earned, until such time as the Participant modifies or terminates the automatic Deferral Agreement for future Plan Years by notifying the Plan Administrator (carry forward deferral election).

11.	Employer Contributions (Article 4.2 of the Plan).

An Employer may elect to make the following types of Employer Contributions (complete, if applicable):

☒ (a)	Matching Contributions

☒ (i)	No Matching Contributions.

☐ (ii)	Matching Contributions will be made on:

☐ (1)	Salary Reduction Contributions.

☐ (2)	Bonuses (if separate election).

☐ (3)	Performance-Based Compensation Contribution.

☐ (4)	Any or all of the above as determined by Board Resolution each Plan Year.

(iii)	Matching Contributions may be made in the following percentage (complete if 11(a)(ii) above, is applicable):

☐ (1)	Discretionary Match as determined by Board Resolution each Plan Year.

Account Number:

☐ (2)	Percentage Match: % of first % of a Participant’s Deferral Compensation (as selected in 11(a)(ii)) for the Plan Year.

☐ (3)	The same percentage as the Employer makes as a matching contribution under the 401(k) Plan.

☐ (4)	Other: .

☒ (b)	Nonelective Employer Contributions

☐ (i)	No Nonelective Employer Contributions.

☒ (ii)	Nonelective Employer Contributions may be in an amount equal to (complete, if applicable):

☐ (1)	Fixed Percentage: % of a Participant’s Compensation.

☐ (2)	Flat Dollar Amount: $ .

☒ (3)	A discretionary amount as determined by the Compensation Committee of the Board of Directors, or by an authorized officer of the Compensation Committee, each Plan Year.

☒ (4)

Such amount as cannot be contributed to the Employer’s 401(k) Plan due to the limitations of Code Section 415 that are applicable to the discretionary “Non-Elective Employer Contribution” under the Employer’s 401(k) Plan will be contributed to the Plan (assuming any such Non- Elective Employer Contribution is made, at the discretion of Smith & Wesson Corp., to the Employer’s 401(k) Plan).

Part V – Forms and Timing of Distributions – Upon Separation from Service

13.	Retirement Age (Article 2.43 of the Plan).

The Retirement Age under the Plan shall be (check one):

☐ (a)	Age 62.

☐ (b)	Age .

14.	Required Distribution Age (complete if applicable): .

Account Number:

15.	Distribution Elections upon Separation from Service (Article 5.3 of the Plan) (check one):

☐ (a)	Not permitted. Single sum only at Separation from Service.

☒ (b)

Single distribution election per Participant Account (no separate distribution elections for sub-accounts, e.g., contribution sources); provided, however, that in all cases amounts held in a Participant’s Nonelective Employer Contribution Account will be paid in a single sum in accordance with 17 and 18 below (i.e., no distribution election will be allowed for such account).

☐ (c)

Multiple distribution elections per Participant (separate distribution elections permitted for sub-accounts, e.g., contribution sources). Check boxes for which there is a separate distribution election permitted:

☐	(i) Salary Reduction Contributions.*

☐	(ii) Bonus (Non-Performance Based Compensation).

☐	(iii) Performance-Based Compensation.

☐	(iv) Nonelective Employer Contributions.

*	Includes all Matching Contributions

16.	Forms of Distribution upon Separation from Service

(a)

A Participant may elect to have his or her Participant’s Account balance distributed in the following form(s). If no election is made, a single sum payment is the default election (check options to be available if 15(b) or (c) above is selected):

☒ (i)	A single sum payment.

☒ (ii)	Installment payments over (check all that apply):

☒ (1)	3 years.

☒ (2)	5 years.

☐ (3)	7 years.

☒ (4)	10 years.

☐ (5)	A maximum of years.

☐ (6)	Other: .

☐ (iii)	A partial single sum payment and installment payments not to exceed the installment payment options listed above. (Must complete (ii)).

☐ (iv)	Installment payments over the life expectancy of the Participant.

Account Number:

(b)

If a Participant elects any installment payment option above, the Participant must designate that such payments will be made in accordance with the options selected below (select option(s) to be available. Annual is default option if no option selected.):

☐ (i)	Monthly.

☐ (ii)	Quarterly.

☐ (iii)	Semi-annually.

☒ (iv)	Annually.

17.	Timing of Distributions (check one):

☐ (a)	At Separation from Service.

☒ (b)	6 months following Separation from Service.

☐ (c)	year(s) following Separation from Service.

☐ (d)	Variable year(s) following Separation from Service (enter years below):

        year(s).

        year.

        year.

        year.

18.	Processing Schedule for Distributions upon Separation from Service (Articles 5.1A(b) and 5.1B(b) of the Plan).

Distributions shall be made after a distributable event set forth under Articles 5.3 through 5.7 of the Plan occurs, as follows (check one):

☒ (a)

In the case of a distribution made pursuant to Article 5.3, on the first business day of the seventh month after Separation from Service and, in the case of a distribution made pursuant to Articles 5.4 through 5.7, within 90 days following the distributable event. In the case of installment payments, subsequent annual installments (after the first installment) will be made each January beginning in the year following the year in which such seventh month after Separation from Service occurs.

☐ (b)	The 1st business day following January 1st immediately following such distributable event.

☐ (c)	The 1st business day of the 1st month of the calendar quarter immediately following such distributable event.

☐ (d)	As of the 1st business day of the month listed below immediately following such distributable event (can be up to four months):

Account Number:

☐ (e)	1st or 7th month of the calendar year immediately following such distributable event.

19.	Single Sum Distributions upon Separation from Service (Articles 5.1A(c) and 5.1B(c) of the Plan).

At the time a distributable event set forth under Article 5.3 of the Plan occurs, if a Participant’s Account balance is less than an amount specified below and a Participant has not already attained the minimum Age specified below, such Account balance shall be distributed to the Participant in a single sum in accordance with the Timing of Distributions and Processing Schedule stated above (complete if applicable):

(a)	Minimum Age (check one):

☐ (i)	No minimum Age.

☒ (ii)	Minimum Age 62.

(b)	Minimum Account Balance (check one):

☐ (i)	No minimum account balance.

☐ (ii)	$10,000.

☒ (iii)	$25,000 (must be greater than $10,000 but not to exceed $100,000).

20.	Change in the Form, Timing or Processing Schedule of Distribution upon Separation from Service (Article 4.4(b) of the Plan) (check one):

☐ (a)	Not permitted.

☒ (b)	Permitted.

(i)	A Participant may elect to change his or her form, timing or processing schedule under the Plan (check one):

☐	(1) Permitted only during an Election Period.

☒	(2) Permitted at any time consistent with Code section 409A.

(ii)	Maximum number of times a Participant may elect to change either the form or timing of distribution (check one, if applicable):

☒	(1) No limit.

Account Number:

☐	(2) Number of changes:

Part VI – Forms and Timing of Distributions as of a Specified Time

21.	Form of Distribution as of a Specified Time (Article 5.2 of the Plan). Applies to all contribution sources (select options to be available):

☐ (a)	Not permitted.

☒ (b)	Lump sum distribution.

☒ (c)	Partial distribution up to 100% (must be in whole percentages).

☒ (d)	Partial distribution in dollar amounts.

☐ (e)	Equal installment payments of entire account. Installment provisions are the same as the Forms of Distribution upon Separation from Service.

22.	Processing Schedule for Distributions as of a Specified Time (Article 5.2(a) of the Plan).

A Participant may elect to receive a distribution as of the following Specified Times (select options to be available):

☐ (a)	The 1st business day immediately following January 1st of the year of payout.

☒ (b)	The 1st business day of any month during the calendar year.

☐ (c)	The 1st business day of any quarter during the calendar year.

☐ (d)	The 1st or 7th month of the calendar year.

23.	Distribution as of Specified Time Waiting Period. (Article 5.2(c) of the Plan) (complete, if applicable):

No earlier than the January 1st that is two caledar year(s) following the year of deferral. (For example: a Distribution as of a Specified Time for 2014 of 2014 Base Compensation can occur no earlier than on January 1, 2017).

24.	Change in Form, Timing or Processing Schedule of Distributions as of a Specified Time (Article 4.4(b) of the Plan) (check one, if applicable):

☐ (a)	Not permitted.

☒ (b)	Permitted.

(i)	A Participant may elect to change his or her Form of Distribution to another Form of Distribution under the Plan (check one):

Account Number:

☐ (1)	Permitted only during an Election Period.

☒ (2)	Permitted at any time consistent with Code section 409A.

(ii)	Maximum number of times a Participant may elect to change either the Form or Timing of distribution (check one, if applicable):

☒ (1)	No limit.

☐ (2)	Number of changes: .

Part VII—Forms and Timing of Distributions Upon Other Events

25.	Accelerated Payment Exceptions (Article 5.12 of the Plan)

In accordance with the terms of the Plan, an accelerated payment on behalf of an active or terminated participant may be paid under certain circumstances set forth in Article 5.12 of the Plan. Such circumstances are to comply with a domestic relations order, conflicts of interest, cashouts if the annual amount does not exceed certain limits, tax withholding, plan termination and liquidation, cancellation of deferral elections due to disability, unforeseeable emergency or hardship, 409A violation or certain offsets to cover a debt owed to the company not to exceed $5,000 per calendar year. (check one; if not checked, the first box below is the default election):

☒ (a)	The plan will provide for the accelerated payment exception.

☐ (b)	The plan will not provide for the accelerated payment exception.

26.	Determination and Distribution upon Disability (Articles 2.15 and 5.4 of the Plan).

If a Participant becomes Disabled while employed with the Employer, the unpaid portion of his or her Participant’s Account balance, if any, shall be distributed in a single sum.

A Participant shall be deemed Disabled (check one; if not checked, the first box below is the default definition):

☐ (a)	In accordance with a disability insurance program sponsored by the Employer, provided the definition set forth in the program satisfies the requirements of Article 2.15(a) of the Plan.

☒ (b)	By the Social Security Administration.

☐ (c)	In the Plan Administrator’s sole discretion, subject to the requirements of Article 2.15(a) of the Plan.

27.	Distributions upon Death (Article 5.5 of the Plan).

Account Number:

If a Participant dies while employed with the Employer, the unpaid portion of his or her Participant’s Account balance, if any, shall be distributed in a single sum.

28.	Withdrawals for an Unforeseeable Emergency (Articles 2.51 and 5.6 of the Plan) (check one):

☐ (a)	Not permitted.

☒ (b)	Permitted.

29.	Termination of Deferral Agreement upon Withdrawals for an Unforeseeable Emergency (Article 5.6(b) of the Plan)

A Participant’s Deferral Agreement shall terminate as soon as practicable following a withdrawal for an Unforeseeable Emergency or if applicable below, a hardship withdrawal from the 401(k) Plan or other plan of the Employer. A Participant will again be able to elect to defer into the Plan as of the first Election Period immediately following the end of the suspension period.

Check (a) below if 401(k) Plan or other plan of the Employer has a suspension provision for hardship withdrawals:

☒ (a)

If a Participant’s Deferral Agreement is required to be terminated in order for the Participant to receive a hardship distribution under the 401(k) Plan or other plan of the Employer, a Participant’s Deferral Agreement will terminate as soon as practicable following a withdrawal for a hardship distribution under the 401(k) Plan or other plan of the Employer.

☐ (b)	No suspension provision for hardship withdrawals.

30.	Distribution upon a Change in Control Event (Article 5.7 of the Plan).

Upon a Change in Control Event affecting Smith & Wesson Holding Corporation, the unpaid portion of a Participant’s Account balance, if any, shall be distributed as follows (check one; if not checked, the first box is the default option):

☒ (a)	A single sum upon the occurrence of a Change in Control Event.

☐ (b)	No distribution upon a Change in Control Event.

31.	Intervening Distributable Events (Article 5.8 of the Plan).

If a Participant has incurred a Separation from Service (whether or not such Participant is currently receiving a distribution form), then in lieu of the foregoing distribution form(s), the remainder of the Participant’s Account balance will be distributed in a single sum upon the occurrence of (select options to be available, if applicable):

☒ (a)	Disability.

Account Number:

☒ (b)	Death.

☒ (c)	Unforeseeable Emergency. (An amount may not exceed the amount necessary to satisfy such Emergency and the balance of installments will be recalculated.)

☒ (d)	A Change in Control Event.

32.	Transfer to 401(k) Plan (“Tandem Plan”) (check one; if not checked, the first box is the default option):

☒ (a)	Not applicable. No transfer to 401(k) plan.

☐ (b)

Transfer to 401(k) Plan—As of the end of each calendar year (and not later than January 31 of the next following calendar year), the Employer shall determine the maximum amount that may be contributed to the 401(k) Plan on behalf of each Participant as a salary deferral contribution with respect to the corresponding plan year of the 401(k) Plan. The Employer’s determination of the maximum amount that may be contributed to the 401(k) Plan on behalf of each Participant shall be conclusive. Unless the Participant has elected to have such amount contributed to the 401(k) Plan as a salary deferral contribution, the amount (exclusive of any earnings credited under this Plan) so determined with respect to the Participant (but not in excess of the Participant’s Deferred Compensation for that calendar year) shall be paid in a single sum to the Participant as soon as is practicable after such computation is made. If such payment is paid to a Participant after December 31 of the year in which the Deferred Compensation is earned, it shall nonetheless be treated by the Employer and reported on the Participant’s Form W-2 as wages paid in the year the Deferred Compensation was earned.

Each Participant may elect to have the amount otherwise payable to the Participant contributed to the 401(k) Plan as a salary deferral contribution. Such election must be made not later than December 31 of the calendar year preceding the calendar year for which the Deferred Compensation election is made, and such election may not be revoked after that date. If such election is made, the Employer shall contribute such amount (exclusive of any earnings credited under this Plan) to the 401(k) Plan as soon as is practicable after the end of the plan year that corresponds with the calendar year for which the election was made. The Employer shall also contribute to the 401(k) Plan any matching contributions that are due from the Employee for such plan year. The Participant’s Account shall be debited by the amount of such contributions. Notwithstanding any otherwise conflicting provision in this Plan, a Participant’s election with respect to a calendar year shall not be given effect, and the Employer shall not make a contribution to the 401(k) Plan on behalf of such Participant for such calendar year, unless such Participant is in the employ of the Employer on the last day of such calendar year.

Account Number:

Part VIII – Vesting

33.	Salary Reduction Contributions (Article 8.1 of the Plan).

Salary Reduction Contributions and Performance-Based Compensation shall be 100 percent vested immediately.

34.	Matching Contributions (Article 8.1 of the Plan).

A Participant shall be 100% vested upon Death, Disability, Retirement Age or Plan Termination. Matching Contributions shall vest in accordance with the following schedule:

☒	(a) Not applicable. No Matching Contributions.

☐	(b) 100 percent vesting immediately.

☐	(c) 3 year cliff:

Percentage	Years of Service
0 percent	0-2
100 percent	3

☐	(d) 5 year cliff:

Percentage	Years of Service
0 percent	0-4
100 percent	5

☐	(e) 6 year graded:

Percentage	Years of Service
0 percent	0-1
20 percent	2
40 percent	3
60 percent	4
80 percent	5
100 percent	6

☐	(f) 7 year graded:

Percentage	Years of Service
0 percent	0-2
20 percent	3
40 percent	4
60 percent	5
80 percent	6

Account Number:

100 percent	7

☐	(g) Other .

35.	Nonelective Employer Contributions (Article 8.1 of the Plan).

A Participant shall be 100% vested upon Death, Disability, Retirement Age or Plan Termination. Nonelective Employer Contributions shall vest in accordance with the following schedule (default to Matching Contribution Vesting Schedule if nothing checked):

☐	(a) Not applicable. No Nonelective Employer Contributions.

☒	(b) 100 percent vesting immediately.

☐	(c) 3 year cliff:

Percentage	Years of Service
0 percent	0-2
100 percent	3

☐	(d) 5 year cliff:

Percentage	Years of Service
0 percent	0-4
100 percent	5

☐	(e) 6 year graded:

Percentage	Years of Service
0 percent	0-1
20 percent	2
40 percent	3
60 percent	4
80 percent	5
100 percent	6

☐	(f) 7 year graded:

Percentage	Years of Service
0 percent	0-2
20 percent	3
40 percent	4
60 percent	5
80 percent	6
100 percent	7

☐	(g) Other .

Account Number:

Part IX – Miscellaneous

36.	Year of Service is defined as follows:

☒ (a)	Not applicable. All contributions are 100% vested.

☐ (b)	Not applicable. No Employer contributions.

☐ (c)	Year of Service as defined in 401(k) Plan of the Employer.

☐ (d)	Other .

37.	Plan Investments (Article 6 of the Plan) (check one; if not checked, the first box is the default option):

☐ (a)	Participants will be permitted to request the investment of the deferred amounts from a menu of investment alternatives made available by the Employer.

☐ (b)	Participants will not be permitted to request the investment of the deferred amounts from a menu of investment alternatives made available by the Employer.

☒ (c)	Participants will be permitted to make a phantom investment election of the deferred amounts from a menu of investment alternatives made available by the Employer.

☐ (d)	The Plan will provide a notional investment rate and Plan assets are not specifically set aside from Employer’s general assets.

38.	Addendum Items:

39.	State Law (Article 10.7 of the Plan).

This Plan shall be construed under the laws of the Commonwealth of Massachusetts.

EXECUTION PAGES FOLLOW

Account Number:

Execution

By executing this Adoption Agreement, the undersigned sponsoring Employer hereby adopts the Plan. The selections and specifications contained in this Adoption Agreement and the terms, provisions and conditions provided in the Transamerica Retirement Solutions Corporation Specimen Nonqualified Deferred Compensation Plan Document constitute the Plan. No other plan document may be used with this Adoption Agreement.

The sponsoring Employer further understands and acknowledges that:

•

Transamerica Retirement Solutions Corporation is not a Party to the Plan and shall not be responsible for any tax or legal aspects of their Plan. The sponsoring Employer assumes responsibility for these matters.

•	The sponsoring Employer has counseled, to the extent necessary, with its own selected legal and tax advisors.

•

The obligations of Transamerica Retirement Solutions Corporation shall be governed solely by the provisions of TRSC’s contracts and policies; there is no requirement that Transamerica Retirement Solutions Corporation look into any action taken by the Plan Administrator or the Employer, and Transamerica Retirement Solutions Corporation and its affiliates shall be fully protected in taking, permitting or omitting any action on the basis of the actions of the Plan Administrator or Employer.

•	Transamerica Retirement Solutions Corporation shall incur no liability for carrying out actions as directed by the Employer or Plan Administrator.

•

Transamerica Retirement Solutions Corporation shall be under no obligation to update this Adoption Agreement or the Transamerica Retirement Solutions Corporation Nonqualified Deferred Compensation Plan Document for any subsequent changes in applicable law.

IN WITNESS WHEREOF, the Sponsoring Employer has caused this Adoption Agreement to be executed by a duly authorized representative this 19th day of December, 2013.

Attest:	Smith & Wesson Holding Corporation
Name of Sponsoring Employer

By:	/s/ P. James Debney

Title:	President and Chief Executive Officer

Account Number:

Attest:	Smith & Wesson Corp.
Name of Sponsoring Participating Employer

By:	/s/ P. James Debney

Title:	President and Chief Executive Officer

Account Number: